SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 28, 2008

Date of Report (Date of earliest event reported)

ENTHEOS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation)

000-30156

(Commission File Number)

98-0170247

(I.R.S. Employer Identification No.)

1628 West 1st Avenue, Suite 216, Vancouver, British Columbia,  V6J 1G1

 (Address of principal executive offices)

(800) 755-5815

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

____________________________________________________________________________________________________________________________________

SECTION 1. Registrant’s Business and Operations

None.

SECTION 2.  Financial Information

None.

SECTION 3.  Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

On July 28, 2008, Entheos Technologies, Inc. (the "Company") completed a $3,225,000 self directed private placement (the “Private Placement”). The Private Placement consisted of the sale of 6,450,000 units (the "Units") at a price of $0.50 per Unit or $3,225,000 in the aggregate.

The Units were offered and sold to a total of 6 accredited investors (the “Investors”) as defined in Regulation D as promulgated under the Securities Act of 1933, as amended. The Unit Shares comprise approximately 11% of the Company’s issued and outstanding shares as at July 28, 2008.

Each Unit consisted of one share (collectively, the “Unit Shares”) of the Company’s common stock, one Series A Warrant to purchase a share of common stock at $0.60 per share for a period of 18 months and one Series B Warrant to purchase a share of common stock at $0.75 per share for a period of 24 months from the date of issuance (the “Warrants”).  In connection with the Private Placement, the Company agreed to file a registration statement for the purpose of registering, subject to applicable laws, rules, regulations and any publicly-available written or oral guidance, comments, requirements or requests of the staff of the United States Securities and Exchange Commission, the Unit Shares and the shares issuable upon the exercise of the Warrants, for resale by the Investors. The proceeds of the Private Placement will be used for working capital.

SECTION 4.  Matters Related to Accountants and Financial Statements

None.

SECTION 5.  Corporate Governance and Management

None

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Company. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Company achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Company assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Company in this Form 8-K and in the Company's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Company's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

SECTION 8.  Other Events

None.

SECTION 9.  Financial Statements and Exhibits

 The following exhibits are furnished as part of this report:

NUMBER

EXHIBIT DESCRIPTION

10.1

Subscription Agreement dated July 28, 2008 between the Company and the persons who are signatories thereto

10.2

Form of Series A Non-redeemable Warrant

10.3

Form of Series B Non-redeemable Warrant

10.4

Registration Rights Agreement between the Company and the persons who are signatories thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTHEOS TECHNOLOGIES, INC.

/s/ Harmel S. Rayat

Harmel S. Rayat

President

Date: August 1, 2008